The Bhirud Mid Cap Growth Fund

Soundview Plaza, 1226 East Main Street

Stamford, CT 06902   Telephone.  (800) 424-2295



SEMI-ANNUAL REPORT

January 31,1996



March 1, 1996



Dear Shareholder:



We are pleased to present the semi-annual report of the Bhirud
Mid Cap Growth Fund, for the 6 months ending

January 31, 1996.



As of this writing the fund is up 6.2% this year and is slightly outperforming the broader market averages. The volatility of the technology sector took its toll on the fund's performance in the 2nd half of 1995. As I have also pointed out several times, during this market cycle the mid cap sector has not done as well as the large cap stocks. In the long run, however, the evidence is overwhelming that mid cap stocks out perform the broader market averages.



The philosophy of the fund is to own stocks that are at the cutting edge of technology in their respective businesses. The fund is currently well diversified with exposure to SEMICONDUCTORS, GOLD, SOFTWARE, BIOTECH, HEALTH CARE, AND
SELECTED CONSUMER GROWTH STOCKS.



INVESTMENT OUTLOOK: I remain extremely bullish on the stock market. Although the DJIA is in record territory, the future remains bright. There is a tendency to believe that since last year was good for stocks, this year will not be so good.
History is replete with examples showing that when inflation remains low, stocks continue to do well year after year. A good case in point would be the performance of stocks in the 1950's. While there is some confusion as to the economic outlook, the economy continues to chug along at a modest 2% annual rate. Inflation has remained in the low single digits. Rising productivity is boosting corporate profitability. Interest rates rose in the first two months of this year, however I expect them to decline for the next few months as the inflation rate is likely to remain low.



LIQUIDITY CONSIDERATIONS REMAIN IMPORTANT: Corporate cash flows are strong. Stock buybacks and merger activity is reducing the supply of stocks inspite of record IPO's and secondary offerings. The demand for stocks from retail investors in the form of cash flowing into equity mutual funds remains high. The alternatives to stocks are a languishing real estate market , 4.9% yield on 3 month CD's or 7% yield on Bonds. Also foreign markets, especially emerging countries have proven to be disastrous. In fact our stocks are benefiting from foreign inflows due to the strong dollar and attractive valuations. I would not be surprised to see the DJIA well over 7000 in the foreseeable future.



TO SUM IT UP: In my view the outlook for stocks is bullish and your fund is well positioned to take advantage of this trend. While the fund may lag behind the market over short periods of time, my goal is to manage the portfolio to produce consistently superior returns over the long run.



Sincerely,





(Suresh  L.  Bhirud)

Chairman of the Board


THE BHIRUD MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS REPORT DATE January 31, 1996

(UNAUDITED)


Ticker 	CO.  NAME 		                 Shares 	% MV 	Cost Value	Market Value


  	PLACER DOME INC 	                 6,000 	  	    157,545 	168,750

  	AGNICO EAGLE MINES LTD 	          5,000 	  	     70,350 		81,875

  	ASA LTD 		                        4,000 	  	     160,280 	186,000

  	HEMLO GOLD MINES INC 	            5,000 	  	       52,225 		61,250

  	HOMESTAKE MNG CO 	               10,000 	  	      169,450 	188,750

  	BARRICK GOLD CORP 	               5,000 	  	      143,475 	146,875

TOTAL 	GOLD AND SILVER ORES 	  	              22.2 	753,325 	  833,500



  	ROYAL OAK MINES INC * 	           5,000 	  	       21,550 		21,875

TOTAL 	MNG, QUARRY NONMTL M 	  	              0.58 	  21,550 		21,875



  	JOHNSON & JOHNSON 	                1,000 	  	      84,320 		96,000

  	GENZYME CORP * 		                  1,000 	  	      60,250 		75,875

TOTAL 	PHARMACEUTICALS 	  	                    4.58 	144,570 	171,875



  	BIOGEN INC * 		                     1,000 	  	     64,250 		70,250

TOTAL 	BIOLOGICAL PDS, EX DIA 	  	             1.87 	 64,250 		70,250



  	FILA HLDGS S P A 	                  1,000 	  	      50,039 		48,500

  	NIKE INC 		                         1,000 	  	      62,695 		69,750

TOTAL 	RUBBER AND PLASTICS 	  	                 3.15 	112,734 	118,250



  	ASARCO INC 		                       1,000 	  	       35,070 		31,750

TOTAL 	PRIM SMELT,REFIN NON 	  	                0.85 	 35,070 		31,750



  	DATAWATCH CORP * 	                  5,000 	         	26,250 		17,813

TOTAL 	ELECTRONIC COMPUTERS 	  	                0.47 	26,250 		17,813



  	SANCTUARY WOODS MULTMEDIA CP * 	     8,000 	  	      54,990 	10,500

TOTAL 	COMPUTER STORAGE DEV 	                  	0.28 	  54,990 		10,500



  	TELEVIDEO SYS INC * 	               10,000 	  	      12,050 		7,500

TOTAL 	COMPUTER TERMINALS 	  	                    0.2 	 12,050 		7,500



  	MICRON ELECTRONICS INC *              1,000 	  	     26,563 		10,250

  	GANDALF TECHNOLOGIESNC *              2,000 	  	     37,750 		27,000

  	WESTERN DIGITAL CORP * 	              1,000 	  	     21,570 		18,500

  	E M C CORP MASS * 	                    6,000 	  	    105,795		114,750

TOTAL 	COMPUTER PERIPHERAL 	  	                   4.54 	191,678		170,500



  	TELEBIT CORP * 		                      3,000 	  	     19,875 		13,875

  	GLOBAL VLG COMMUNICATION * 	           3,000 	  	     43,875 	48,000

  	DIGITAL SYS INTL INC * 	               5,000 	  	     53,750 		64,375

TOTAL 	TELE & TELEGRAPH APP 	  	                   3.36 	117,500 	126,250



  	DATA BROADCAS. CORP * 	                 2,000 	  	     28,500 		23,250

  	INTERDIGITAL COMM.N * 	                 3,000 	  	     26,055 		27,563

TOTAL 	RADIO,TV BROADCAST, 	  	                     1.35 	54,555 		50,813



  	CHECKPOINT SYS INC * 	                   2,000 	  	     55,890 		77,750

TOTAL 	COMMUNICATIONS EQUIP 	  	                     2.07 	55,890 		77,750



  	CHIPS & TECHNOLO. INC *                   3,000 	  	    33,000 		28,500

  	OAK TECHNOLOGY INC * 	                    3,000 	  	   132,000 	150,000

  	C-CUBE MICROSYS. INC * 	                   1,000 	  	   57,675 		60,000

  	BURR BROWN CORP * 	                        2,000 	  	   74,000 		54,000

  	SIERRA SEMICONDUCTOR  *                    3,000 	  	   54,750 		50,250

  	LSI LOGIC CORP * 	                         2,000 	  	   94,890 		56,250

  	RAMTRON INTL CORP * 	                      3,000 	  	   33,000 		19,125

  	ESS TECHNOLOGY INC * 	                     5,000 	  	  128,125 	96,250

  	VISHAY INTERTECHNO.INC *                   2,000 	     	81,390 		55,000

  	INTEGRATED DEVICE  INC *                   6,000   	  	103,875 	78,750

TOTAL 	SEMICONDUCTOR,RELATE 	  	                    17.27 	792,705 	648,125



  	VISTA 2000 INC * 	                         4,000     	  	44,280 	41,000

TOTAL 	ELECTRONIC COMPONENT 	  	                      1.09 	44,280 	41,000



  	OAKLEY INC * 		                            1,000      	  	35,945 		36,750

  	ADVANCED TECHNOLOGY  * 	                   1,000      	  	26,675 		27,250

TOTAL 	ELECTROMEDICAL APPAR 	  	                       1.7  	62,620 		64,000



  	GALOOB LEWIS TOYS INC *                   10,000      	  	78,100 		145,000

TOTAL 	GAMES,TOYS,CHLD VEH, 	  	                       3.86 	78,100 		145,000



  	TRANS WORLD AIRLS INC *                    5,000        		48,080 		50,000

  	U S AIR GROUP INC * 	                      5,000      	  	69,100 		75,000

TOTAL 	AIR TRANSPORT, SCHED 	  	                      3.33 	117,180 	125,000



  	JACO ELECTRS INC * 	                        2,000 	      	31,350 		21,750

TOTAL 	ELECTRONIC PARTS,EQ- 	  	                       0.58 	31,350 		21,750



  	EQUITY MARKETING INC * 	                    6,000 	      	75,375 		83,250

TOTAL 	JEWELRY & WATCHES-WH 	  	                       2.22 	75,375 		83,250



  	GRUPO TELEVISA S A  	                       2,000       		51,390 		56,250

TOTAL 	RADIO,TV,CONS ELECTR 	  	                        1.5 	51,390 		56,250



  	HOME SHOPPING NETWORK *                      2,000    	   	28,140 		16,500

TOTAL 	CATALOG, MAIL-ORDER 	  	                         0.44 	28,140 		16,500



  	CAMELOT CORP * 		                           15,000      	  	78,750 		47,344

TOTAL 	SECURITY BROKERS & D 	  	                         1.26 	78,750 		47,344



  	EPIC DESIGN TECHNOLOGY *                      3,000       	92,430 		90,000

TOTAL 	COMPUTER PROGRAMMING 	  	                        2.4 	92,430 		90,000



  	ACCLAIM ENTMT INC * 	                     2,000 	  	   52,250 		21,500

  	PROJECT SOFTWARE & INC *                  2,000 	  	   61,120 		71,000

  	AUTODESK INC 		                           1,000    	  	50,000 		30,250

TOTAL 	PREPACKAGED SOFTWARE 	  	                   3.27 	163,370 	122,750



  	NETWORK EQUIP TECHN. * 	                  2,000    	  	70,390 		55,250

TOTAL 	CMP INTEGRATED SYS D 	  	                    1.47 	70,390 		55,250



  	GUCCI GROUP N V * 	                        3,000 	   	114,585 	121,875

  	GRUPO TRIBASA S A  * 	                      5,000  	  	40,925 		46,250

TOTAL 	OTHER 	  			                                 4.48 	155,510 	168,125





  	TOTAL COMMON STOCKS 	  	                       90.38 	3,485,999 	3,392,969

 - 	 - 	 - 	 - 	 - 	 -

  	TOTAL INVESTMENTS 	 	                                	3,485,999 	3,392,969

  	OTHER ASSETS (LESS LIABILITIES)                        	360,988 	360988

 - 	 - 	 - 	 - 	 - 	 -

  	NET ASSETS 	                                 		100 	  		3,753,957

 	NET ASSETS VALUE PER SHARE 	                                      	 	9.12

  	OFFERING PRICE PER SHARE  	                                   	 	  	9.68

 - 	 - 	 - 	 - 	 - 	 -

  	* Non - income producing securities


THE BHIRUD MID CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS  JANUARY 31,1996(UNAUDITED)

ASSETS
  Investment Securities at Value             	 $3,392,969
  (Identified cost -  $3,485,999) (Note 1)
  Receivable Investment Securities Sold        	307,873
  Receivable From Advisor			                    0
  Receivable for  Fund Shares Sold              000
  Due from Broker				------
  Deferred organization expenses (Note 5)       0
  Dividends receivable                          0
  Prepaid insurance	     		                    	0
  Other receivable				                          1119
  Other Assets					                             119,148
  Total Assets						                                        $3,821,109

LIABILITIES
  Payables:
    Investment Securities Purchases         $   0
    Fund Shares Redeemed                        -31,453
    Accrued Expenses				                         63,577
    overdraft                             	      35,028
  Total Liabilities					                                      $ 67,152

  NET ASSETS (Equivalent to $9.12 per share based
	on 411,502  shares outstanding)   		                         $ 3,,753,957

COMPOSITION OF NET ASSETS:
  Paid in Capital	   			                        $ 4,641,534
  Undistibuted net realized gain (loss)           (632,059)
  Accumulated Net Investment Income (loss)     	  (162,488)
  Net Unrealized Appreciation of Investments       (93,030)
  Total Net Assets				                           $3,753,957

STATEMENT OF OPERATIONS (UNAUDITED) FOR THE 6 MONTHS ENDED JANUARY 31ST,1996

INVESTMENT INCOME
  Dividends                                      	$  12,896

EXPENSES
  Audit	         			                 $4,766
  Fund Accounting                   	 4,839
  Transfer Agent (Note 6)             10,504
  Legal                              	 0
  Miscellaneous                      	 0
  Shareholder Report                 	 377
  Directors                          	 0
  Registration                       	 8,756
  Organization (Note 5)                10,342
  Insurance                          	 2,600
  Fund Administration (Note 4)         5,044
  Custodian                          	 3,932
  Investment Advisor (Note 4)          25,218
  12b-1 Fees                         	 6,260
  Total Expenses					                               ( 82,638)
  Expense Reimbursement/ waived by Advisor (Note 4)	 (24,372)
  Expense net of Reimbursement/ waiver			            (58,266)
NET INVESTMENT LOSS	    				                        $(45,370)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain(loss) on Investments	           $ 222,074
  Change in Unrealized Appreciation of Investments	 $(470,371)
NET REALIZED/UNREALIZED (GAIN) ON INVESTMENTS       $(248,298)
NET (INCREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $(293,667)

See accompanying Notes to Financial Statements	PAGE: 4

THE BHIRUD MID CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS  JANUARY 31,1996(UNAUDITED)


                                      		For the
					                                   Six Months	    For year
                                   	    Ended          Ended
					                                   January31,1996	July 31, 1995

INCREASE (DECREASE) IN NET ASSETS
  Net Investment Income/ (loss)       	$  (45,370)	$  (85,293)
  Net Realized Gain / (loss) on
	investment  Securities Sold               222,074	  (504,234)
  Net unrealized appreciation/
	(depreciation) of Investments             (470,371)	 1,105,777
  Net Increase (Decrease) in Net
	Assets Resulting from Operations$         (293,667)	 $ 516,250

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Dividend distirbutions paid          	    117,118 	     0
  Capital Gains                     	      	00 	         (1,337,998)
  Total Distributions               	       117,118      (1,337,998)

CAPITAL SHARE TRANSACTIONS
  Shares Sold	 			                          113,462       1,235,531
  Shares issued in lieu of Cash
	Distributions                	             (117,118)	   1,330,680
  Cost of shares Redeemed                   (2,655,335)	 (4,893,843)
  Increase (Decrease) in Net Assets
    Due to Capital Share Transactions	 (2,658,991)	 (2,307,632)

  TOTAL INCREASE (DECREASE) IN
	NET ASSETS		                        (2,835,540)	  (3,129,380)
  NET ASSETS BEGINNING OF PERIOD   	  6,589,497 	   9,718,877
  NET ASSETS END OF PERIOD 	        $ 3,753,957     $ 6,589,497

THE BHIRUD MID CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS  JANUARY 31,1996(UNAUDITED)

                                            For the For	  For
						                                      Six 	   the	  the
                                       		   Months  Year	 Year
						                                      Ended	  Ended 	Ended
                                       		   January  July	July
                                      						31,1996 31, 1995 31, 1994

NET ASSET VALUE, BEGINNING OF PERIOD        	$9.71	$10.50	 $10.87
Income/(Loss) from Investment Operations:
  Net Investment Income/(Loss)              	(0.12)	(0.14) 	(0.04)*
  Net Gain/(Loss) on Securities
  Net Gain/(Loss) on Securities
   (Both Realized and Urealized)    		       (0.63)	0.86	 (0.24)
  Total from Investment Operations          	(0.75)	0.72	(0.28)
Distributions:
  Dividend Distributions Paid        		       0.16 	0.00 	(0.09)
  Distributions from Capital Gains          	 0.00 	 (1.51)	  0.00
  Total Distributions                        	0.00 	(1.51)	 (0.09)

NET ASSET VALUE, END OF PERIOD              	$ 9.12 	$ 9.71 	$10.50
Total Return (Not Reflecting Sales Load)     	(6.07)%	9.51%	(2.60)%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)  	$3,754 	$6,589 	$9,719
  Ratios to Average Net Assets:
    Expenses                                  	1.16%	2.68%	 2.71%
    Net Investment Income/(Loss)             	(0.90)%	(1.02)%	 (0.36)%
    Effect of Reimbursements/Waivers
	             on Above Ratios                 	0.48%	0.19%	 0.71%
    Portfolio Turnover Rate                 	208.12%	224.77%	 276.26%

 * Based on weighted average shares outstanding        ** Not annualized

See accompanying Notes to Financial Statements	PAGE: 5



1.         	SIGNIFICANT ACCOUNTING POLICIES



Bhirud Funds, Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Bhirud Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:



SECURITY VALUATION



Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.



Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ. In the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.



United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.



SECURITY TRANSACTIONS AND INVESTMENT INCOME



Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate) is recorded as earned. Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.



FEDERAL INCOME TAXES



The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.



2.  	CAPITAL STOCK TRANSACTIONS



The Articles of Incorporation, dated May 27, 1992 permit the
Fund to issue twenty billion shares (par value $0.001).
Transactions in shares of common stock for the six month ended
January 31, 1996 were as follows:

                                 	Shares	 	Amount

Beginning Balance               	678,934		$ 7,300,525



Shares Sold                      	12,158	  	113,462

Shares Issued in Reinvestment of
Dividends           			            00	      (117,118)

Shares Redeemed                    (279,590)	(2,655,335)

  Net Increase                   	 (267,432)	(2,658,991)



Ending Balance                  	411,502		$4,641,534



3.  	INVESTMENTS

Purchases and sales of securities for the six month January
31st, 1996 other than short-term securities, aggregated

$ 9,616,166 and $12,026,933, respectively. The cost of securities is substantially the same for Federal income tax purposes.



For Federal income tax purposes:

     Aggregate Cost                       	  $3,485,999



     Gross Unrealized Appreciation        	  305,587

     Gross Unrealized Depreciation      	    (398,617)



     Net Unrealized Appreciation        	    ($93,030)



4.  	INVESTMENT ADVISORY CONTRACT



The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. For the six month ended January 31st, 1996, the Advisor was entitled to fees of $25,218. The Advisor has voluntarily agreed to reimburse the Fund in the event thatthe Fund's expenses exceed certain prescribed limits. Reimbursements in the amount of $24,372 were accrued during the six month ended January 31st, 1996. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Trust is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. Currently, the most restrictive state limitation is 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the excess over $100 million of the average value of the Fund's net assets. Pursuant to the provisions in the contract, expense reimbursements were required for the six months ended January 31, 1996.



The Fund retained Bhirud Associates Incorporated ("BAI") to act as Administrator for the Fund from

November 1, 1994. BAI provided management and administrative services for the operation of the Fund and furnished office space and facilities required for conducting the business of the Fund. As compensation for their administrative services BAI was paid a fee, computed daily and payable monthly, equal on an annual basis to .20% of the Fund's aggregate average daily net assets. For the six months ended January 31, 1996, BAI earned administrative services fees of $5,044. From November 1, 1994 the Provident Bank has been providing custodian, fund accounting, dividend and transfer agency functions for the Fund.



5.  	ORGANIZATION EXPENSES



The organization and start-up expenses of the Fund are being amortized on a straight line basis over a period of 60 months. The initial shareholder has agreed, in the event that any of the initial 10,000 shares it owns are redeemed during the period of amortization of the Fund's organization and start-up expenses, the redemption proceeds will be reduced by any such unamortized organizational expenses in the same proportion as the number of shares being redeemed bears to the initial shares outstanding at the time of redemption.



6.  	DISTRIBUTION PLAN



The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the six month ended January 31st, 1996 the Fund has incurred distribution costs of $5,379 payable to H. J. Meyers formerly Thomas James Associates, Inc. and $571 payable to Bhirud Associates, Inc.



7.  	TRANSACTIONS WITH AFFILIATES



During the six month ended January 31st, 1996 the Fund paid no brokerage commissions to Bhirud Associates, Inc.



8.  	RECLASSIFICATION OF CAPITAL ACCOUNTS

In accordance with recently approved accounting pronouncements, the Fund recorded reclassifications in the capital accounts. The Fund recorded permanent book/tax difference of $ (117,118) as of July 31, 1995, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on tax basis which is considered to be more informative to the shareholder.

THE BHIRUD MID CAP GROWTH FUND

1266 EAST MAIN STREET, STAMFORD, CT  06902

Tel: (800) 424-2295



BOARD OF DIRECTORS

   Suresh L. Bhirud            	Chairman of the Board; President	of
                                Bhirud Associates, Inc.

   Alexander N. Crowder, III   	Management Consultant


   Michael Smith*		             General Counsel, H. J. Meyers & Co. Inc.


   M. John Sterba, Jr.          Chairman of Investment Management
                                Advisors, 				Inc.

   Tim Fenton                   Partner, Fenton & Zelenetz, Inc.

 * "Interested person" as defined in the Investment Company Act of 1940.


OFFICERS


   Suresh L. Bhirud             Chairman of the Board & Treasurer

   Michael Smith                President & Secretary

   Harish L. Bhirud             Vice-President


Investment Advisor & Distributor        Bhirud Associates, Inc.

Administrator                   	Bhirud Associates, Inc.

Custodian                       	Provident Bank

Legal Counsel                   	Battle Fowler

Independent Auditors            	McCurdy & Associates CPA's,Inc.